UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2008 (October 31, 2008)
CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio	44654

(Address of principal executive offices)	(Zip Code)
(330) 674-9015

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: This Amendment amends the Current Report on Form 8-K, dated October 31, 2008, to provide the financial statement information referred to in part (a) of Item 9.01 below relating to the recently completed merger of CSB Bancorp, Inc.(CSB) and Indian Village Bancorp, Inc. (Indian Village) .
Item 9.01. Financial Statements and Exhibits.
(a) Pro Forma Financial Information
     The unaudited proforma condensed combined consolidated financial information of CSB and Indian Village for the nine months ended September 30, 2008 is attached as exhibit 99.1 and is incorporated herein by reference.
(b) Exhibits.
     The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information for the nine months ended September 30, 2008.
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signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB BANCORP, INC.
Dated: January 8, 2009	By:	/s/ Paula J. Meiler
Paula J. Meiler
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information for the nine months ended September 30, 2008.